SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐ Fee paid previously with preliminary proxy materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: _____________________________________________
2.	Form, Schedule or Registration Statement No.: ____________________________

3.	Filing Party: _______________________________________________________
4.	Date Filed: _________________________________________________________

Notes.

SPECIAL MEETING OF SHAREHOLDERS To be held on November 30, 2009

NVIT Multi-Manager International Growth Fund NVIT Multi-Manager Large Cap Growth Fund NVIT Multi-Manager Large Cap Value Fund NVIT Multi-Manager Mid Cap Growth Fund	NVIT Multi-Manager Mid Cap Value Fund NVIT Short Term Bond Fund Neuberger Berman NVIT Multi Cap Opportunities Fund Van Kampen NVIT Real Estate Fund

Each a series of Nationwide Variable Insurance Trust 1000 Continental Drive Suite 400 King of Prussia, Pennsylvania 19406 1-800-848-0920

Definitive Revised Proxy Soliciting Materials dated October 6, 2009

     Should shareholders of any of the above referenced series of Nationwide Variable Insurance Trust (the “Trust”) need any assistance or have any questions before voting with regard to any of the matters provided for in the Definitive Proxy Statement filed on and dated September 25, 2009, which is hereby incorporated by reference (SEC Accession No. 0000950123-09-046130), shareholders should contact the Trust at 1-800-848-0920.